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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: SEPTEMBER 17, 2002                   COMMISSION FILE NO. 1-12785
(DATE OF EARLIEST EVENT REPORTED: SEPTEMBER 17, 2002)


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                  31-1486870
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



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ITEM 5.    OTHER EVENTS.

           On September 17, 2002, Nationwide Mutual Insurance Company issued a press release reporting the retirement of its and Nationwide Financial Services, Inc.'s Executive Vice President and Chief Financial Officer, Robert A. Oakley, effective January 31, 2003. Also announced in a press release was the election of Robert A. Rosholt as Executive Vice President - Finance and Investments.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

           Exhibit 99.1 Press release dated September 17, 2002 reporting the retirement of Robert A. Oakley from his post as Executive Vice President and Chief Financial Officer effective January 31, 2003 and the election of Robert
                           A. Rosholt as Executive Vice President - Finance and Investments.

           Exhibit 99.2 Press release dated September 17, 2002 reporting the election of Robert A. Rosholt as Executive Vice President - Finance and Investments and the retirement of Robert A. Oakley as Executive Vice President and Chief Financial Officer effective January 31, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONWIDE FINANCIAL SERVICES, INC.
                                          -----------------------------------
                                          (Registrant)



Date: September 17, 2002                  /s/ Mark R. Thresher
                                          --------------------------------------
                                          Mark R. Thresher, Senior Vice
                                          President - Finance
                                              (Chief Accounting Officer)